TECHPRECISION
CORPORATION
Excellence in Precision Manufacturing



Lou Winoski, CEO
Rich Fitzgerald, CFO

TECHPRECISION CORPORATION





Piper Jaffray Fifth Annual Clean Tech and Renewables Conference
February 2010

http://www.techprecision.com

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.





Who We Are

- TechPrecision Corporation (OTC BB: TPCS)
  - Umbrella organization established in February 2006
  - One of the few public companies in the space
  - New management, additional board members with deep industry experience
- Ranor Inc. is TechPrecision's only subsidiary
  - Leading manufacturer of large-scale, high-precision machined metal fabrications
  - Customers in the alternative energy, medical, nuclear, defense, aerospace and other commercial industries
  - One of a few end-to-end solutions providers
  - Ability to engineer requisite tooling and entire manufacturing process for each respective production program large scale projects with tight tolerance levels
  - Predictable financial model
- Recurring revenue: good visibility due to upfront process engineering
- 75-80% of gross profit drops to EBITDA line
- 100% return on Ranor acquisition in three years
- Solid balance sheet with minimal debt

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing



Investment Highlights

- Excellence in large scale, precision manufacturing
- Fully integrated services create high barriers to entry
- Well-positioned to capitalize on growing nuclear energy business
- Recovering alternative energy business with strong long-term prospects
- Exclusive agreement to manufacture high-potential medical device
- Strong management team executing attractive growth strategy







Markets We Serve



Alternative energy



Medical



Nuclear



Defense



Aerospace

Other commercial industries

Total Addressable Markets

- **Medical Device** (Source: AdvaMed 2006)
  - 2006 worldwide market size = $200 billion +
  - $86 billion market size in U.S.
- **Nuclear** (Source: Nuclear Energy Institute)
  - 104 existing plants = $25M/plant per year for $2.6B annually
  - Total procurement 104 plants = $13.29 billion annually
  - New nuclear plant 2010 = $9 - $14 billion/plant
- **Navy** (Source: Congressional Research Service)
  - Spending for new navy ships (313 ship fleet target) = $25 billion/year
  - Annual spending on new ships 2003-2008 $11.1 billion/year
- **Alternative Energy** (Source: CleanEdge)
  - Wind and Solar = $30 billion annually in 2006
  - Growing to $140 billion in 2016

Select Customers

Solar
- GT Solar
- evergreensolar (Think Beyond.)
- Veeco

Nuclear
- AREVA
- Curtiss Wright
- Westinghouse
- Transnuclear, Inc. (part of Areva Group)

Defense
- BAE SYSTEMS
- GENERAL DYNAMICS (Strength On Your Side) (Electric Boat)
- L3 communications
- NORTHROP GRUMMAN

Aerospace
- Pratt & Whitney
- LOCKHEED MARTIN

Medical
- Still River Systems

Clean Tech Market Opportunities


sionix

- Clean tech market requires manufacturing agility and willingness to participate in high-cost, moderate risk prototyping and short-run production
- TPCS has the capacity, flexibility, cost level, design experience, and agility required to successfully leverage its experience and execute these types of opportunities
- Clean Tech entities, established and start-up, pick TPCS as viable alternative over larger, more expensive and less flexible sources of manufacturing
- Markets under evaluation for TPCS:
  - Next-generation water treatment systems: Complex materials and high performance coatings, unique fabrication methods
  - Hydro, geothermal and wind power, off-peak storage: High capacity vessels, complicated and labor intensive fabrication
  - Use of magnetic direct-drive generators for wind turbines: Ranor leveraging its past success with unique DDM (successfully tested and deployed)
  - Next-generation tar sands oil recovery reactors: Complex reactors require special materials, complex fabrication, long life-expectancy and reliability





TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

Key Differentiators

"We Solve Big Problems with Robust, Highly Engineered Products"

- Add process engineering to customer's exacting requirements
- Integrated fabrication, machining, and assembly capabilities
  - State of the art facility
- Precision manufacturing
- Highly skilled and long-term workforce
- High barriers to entry



TECHPRECISION CORPORATION
Excellence in Precision Manufacturing



Excellence in Large Scale, Precision Manufacturing

- Ranor has a 50+ year history (established in 1956)
  - Military certifications
  - Precision tolerance capabilities
  - Large scale capacity
  - Machining ability
  - Prototyping ability
- Serving alternative energy, medical, nuclear, defense, industrial and aerospace markets
- 134 highly-skilled, non-union employees with extensive experience



Fully Integrated Services Create High Barriers to Entry

- Work one-on-one with customers to design the entire manufacturing process
- "One-Stop Shop" for large, complex products
- Build-to-order business model


Customer
Statement of Work, Order, Receive
TPCS Engineering
Refine SOW, Improve Design, Develop Manufacturing Process Including CNC Machining Programs
TPCS Fabrication
Fabricate Sub-components (cutting, forming, welding, finishing, stress-relieving)
TPCS Machining
Produce Precision Machined Components (CNC vertical and horizontal centers, manual centers, finishing)
TPCS Assembly
Mechanical Assembly and Testing
New Customer/Product Sales Cycle 6–18 Months

Growth Strategy

- Diversify platform and product mix for long-term sustainable growth
- Target high-margin projects with more predictable cost structures
- Focus on high-growth alternative energy, clean tech, nuclear and medical industries
- Deploy a proactive sales and marketing effort
- Expand business through organic growth and acquisitions



Well-Positioned to Capitalize on Growing Nuclear Energy Business



- Significant capital expenditure cycle in the nuclear industry over the next few years
  - Existing nuclear power plants will require hundreds of millions of dollars in replacement equipment
- One of the few ASME N-stamp certified providers of high-precision components to the nuclear industry
  - Allows for the design and construction of commercial nuclear equipment, and nuclear storage and shipping equipment
- TPCS management has extensive background in the nuclear industry
- Benefiting from improved order flows from nuclear customers
- Active marketing initiative to win new business in this area
- Customers: Areva, Curtis Wright, Transnuclear and Westinghouse

TechPrecision has partnered early with Westinghouse Nuclear Group for reactor internals and expects to also participate in refurb/relicensing wave

Recovering Alternative Energy Business With Strong Long-Term Prospects

- Manufactures a proprietary product for a customer in the solar industry
  - Business negatively impacted by the global economic recession and downturn in the solar industry earlier this year → Since rebounded from the lows of the first quarter and continues to show signs of recovery
- Exploring potential production programs for wind turbine and geothermal industries
- Alt. Energy has strong long term prospects:
  - Rising energy demand/prices
    - 40% increase in electric demand by 2030
  - Increasing scarcity of traditional energy resources,
  - Growing adoption of government incentives for alternative energy



High-Potential Medical Device Business

- Exclusive manufacturing and supply agreement to produce key components for a revolutionary proton beam radiotherapy device to treat cancer
- $30 million revenue potential, subject to further successful testing and FDA clearance
- PBRT has fewer side effects than conventional radiation therapy, lower associated costs


Conventional Radiation Beam
Equal radiation dose
Proton Radiation Beam
Limited radiation dose
Majority of radiation dose
No radiation dose

= Cancer tumor = Radiation Beam

TechPrecision Corporation
Excellence in Precision Manufacturing

Cancers Treated with Proton Beam

PBRT is favored in situations where risks to healthy neighboring tissues has the greatest potential risk to quality of life.

- Pediatric cancer
- Prostate cancer
- Head & neck cancer
- Brain tumors
- Ocular cancer
- Lung cancer
- Liver cancer
- Colon cancer
- Bone cancer
- Spinal cancer





Proton Beam Centers in the US

PROTON THERAPY CENTERS

In Operation:

- James M. Slater, M.D. at Loma Linda University
- The University of Florida Proton Therapy Institute
- MPRI at Indiana University
- Francis H. Burr Proton Center at Mass. General Hospital
- M.D. Anderson Proton Center Houston, TX
- Procure Proton Therapy Center, Oklahoma City
- The Roberts Proton Therapy Center at University of PA Health System

Under Construction:

- Hampton University Proton Therapy Institute
- Northern Illinois Proton Therapy Center
- CDH Proton Therapy Center, a ProCure Center, Warrenville, Ill

In Development:

- South Florida Proton Center

Because of the limited number of Proton Beam centers, treatment slots are generally allocated to cancer patients with the greatest need.



Still River Systems has an order backlog of 15 Proton Beam Radiotherapy Units

Source: The National Association for Proton Therapy website www.proton-therapy.org

PBRT Gantry System – Unit #1 Prototype



(left to right) from Still River Systems, Mark Jones, Gordon Row, Mark Robinson Earl Cleveland, Marc Buntaine from Ranor. Stan Youtt. Joe Ciras. Joe Duval. Tom Jankauskas. Don Fluet. Tom Ziobrowski and Joe Quinn

Ranor Enters into Manufacturing Agreement with Still River Systems

Ranor has entered into an exclusive 3-year manufacturing and supply agreement to produce key components for a revolutionary proton beam radiotherapy ("PBRT") device to treat cancer that is being developed by Still River Systems

The Still River Systems Monarch250 has not been cleared by the US Food and Drug Administration for commercial distribution/clinical use.

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing





Defense & Aerospace Business

- Precision fabricated and machine components for multiple defense contractors
  - Prototype components for use on the DDX destroyer
- Jet engine test equipment for large jet engine manufacturers
- Large and small scale fuel cell domes for commercial rocket booster cores
- Key supply chain relationships with several large defense contractors

Revenues by Industry

Q3 YTD 2010 Revenue = $23.7M


Medical, 4.09%
Nuclear, 6.81%
Aerospace, 1.65%
Commercial/Other, 6.45%
Defense, 29.79%
Alternative Energy, 51.22%

March 31, 2009 FY Revenue = $38.1M


Shipbuilding, 5.46%
Medical, 9.93%
Nuclear, 1.26%
Commercial Other, 9.40%
Aerospace, 1.32%
Defense, 15.20%
Alternative Energy, 57.44%



Financial Information

Revenues


Through 9 months

EBITDA


Through 9 months
10.2
9.7
2.7
2.3

Gross Margin


Through 9 months
8.3
4.2

Net Income


Through 9 months
6.9
6.1
3.6
0.8
1.4
(0.4)
(1.1)

TECHPRECISION CORPORATION

Excellence in Precision Manufacturing

Quarterly Revenue Trends



Million $
5.5
5.6
6.5
6.4
9.6
9.3
11.7
13.6
8.6
4.3
3.3
15.1
5.3
$8.9M inventory sale to GT Solar in Aug 2009
Q3 FY2007
Q4 FY2007
Q1 FY2008
Q2 FY2008
Q3 FY2008
Q4 FY2008
Q1 FY2009
Q2 FY2009
Q3 FY2009
Q4 FY2009
Q1 FY2010
Q2 FY2010
Q3 FY 2010

Backlog Trend



Million $
15.2
16.7
30.4
36
39
33.4
52.8
45.5
40
21.8
22.7
14.4
15.7
Q3 FY2007
Q4 FY2007
Q1 FY2008
Q2 FY2008
Q3 FY2008
Q4 FY2008
Q1 FY2009
Q2 FY2009
Q3 FY2009
Q4 FY2009
Q1 FY2010
Q2 FY2010
Q3 FY2010
$8.9M inventory sale to GT Solar in Aug 2009

* Note: Backlog as of June 30, 2009 to be delivered in the years ended March 31, 2010 and March 31, 2011.

Income Statement

Consolidated Income Statement ($ in Millions)	YTD FY2010	YTD FY2009	FY2009	FY2008	FY2007
Revenues	23.7	33.8	38.1	31.8	19.1
Gross Profit	4.2	11.0	12.1	8.3	3.5
Gross Margin	17.8% **	32.6%	31.8%	26.2%	18.6%
Operating Expenses	2.4	1.7	2.5	1.9	2.1
Operating Income	1.8	9.3	9.7	6.4	1.4
Operating Margin	7.6% **	27.5%	25.4%	20.1%	7.6%
Net Income	1.4	5.1	5.9	3.5	0.3
Net Margin	5.9%	15.0%	15.6%	11.1%	1.5%
Wtd. Avg. Basic Shares	14.0	13.6	13.6	10.9	10.0
EPS - Diluted	$0.07	$0.19	$0.23	$0.12	$0.03

** The $8.9M inventory transfer to GT Solar in August 2009 included raw material, shifting avg. gross margin lower for YTD FY 2010

Note: Net Income and EPS for fiscal year 2007 excludes the non-cash preferred stock dividend

Balance Sheet Highlights

($ in Millions)	December 31, 2009	March 31, 2009
Cash	9.4	10.5
Current Assets	16.5	17.5
Total Assets	19.9	21.3
Current Liabilities	3.5	6.4
Total Liabilities	8.5	11.2
Total Stockholders' Equity	11.4	10.1

Long-Term Debt	December 31, 2009
Term Note	1,857,143
Mortgage Loan (obligation of WM Realty)	3,089,573
Capex/Capital Lease	922,464
Total Long-Term Debt	5,869,180

Capitalization Structure as of 12/15/09

Share Type	Number of Shares
Common Shares Outstanding:	14,230,846
Common Stock issuable upon conversion of series A preferred stock at $0.218:	12,629,393
Shares issuable upon exercise of warrants for professional services:	112,500
Shares issuable upon exercise of stock options or other equity based incentives pursuant to the Company's 2006 long-term incentive plan:	976,667
Total:	27,949,406

Equity Snapshot

Ticker:	TPCS
Price (2/12/2010):	$0.95
Market Capitalization (common & preferred):	$26.5M
Revenues (ttm):	$28.0M
Net Income (ttm):	$2.3M
Wtd. Avg. Basic Shares as of 12/31/2009:	14.2M*
Basic Earnings Per Share (ttm):	$0.16
Diluted Earnings Per Share (ttm):	$0.11

*As of 11/30/09 TechPrecision had 9.6 million shares of common stock reserved for issuance upon conversion of series A convertible preferred stock. There were 1.0 million shares issuable upon exercise of stock options or other equity-based incentives pursuant to the Company's 2006 long-term incentive plan. Fully diluted share count at 11/30/2009 was 27.9 million.

Peer/Competitor Comparison

(TTM at 12/30/09 unless otherwise noted)	TechPrecision Corporation Nasdaq: TPCS	Amtech Systems Nasdaq: ASYS	GT Solar Nasdaq: SOLR	Precision Castparts NYSE:PCP
Revenue	$27.97 M	$50.65 M	$488.13 M	$5.65 B
Revenue/Share	$1.97	$5.62	$3.40	$39.90
Gross Margin	19.0%	26.7%	38.0%	32.5%
Operating Margin	7.7%	- 6.3%	22.5%	25.8%
Net Income	$2.27 M	-$1.65 M	$65.74 M	$940.9 M
Quarterly Revenue Growth (Y/Y)	-38.6%	-13.5%	-15.4%	-14.8%
Stock Price at 2/15/10	$0.95	$8.84	$5.77	$109.05
Market Cap	$13.52M	$79.68 M	$829.07 M	$15.45 B
EBITDA	$2.61 M	-$1.70 M	$113.2 M	$1.61 B
EV/EBITDA	3.53x	NM	5.70x	9.6x

Management Team

- **Louis Winoski – CEO, TechPrecision Corporation**
  - CEO of TechPrecision since April 2009
  - Board Member since inception in March 2006
  - 21 years of previous management experience in aerospace industry
    - Positions include President, CEO, Managing Director, Chairman of the Board
    - Extensive experience in growing organizations organically and through acquisition, partnership, and joint venture
- **Richard Fitzgerald – CFO, TechPrecision Corporation**
  - CFO of TechPrecision since April 2009
  - Previously VP and CFO of Nucleonics and Director, Corporate Development at Exelon and PECO Energy Company
    - Extensive experience in roll-ups, financing, integrating merged organizations
- **Stanley Youtt – CEO, Ranor, Inc.**
  - CEO of Ranor since 2000
  - Previous experience in power generation and defense manufacturing fields including General Dynamics Electric Boat

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

Investment Opportunity

- Business has been right-sized in response to downturn with no adverse impact to balance sheet
- C-suite and business development function have been revamped and significantly upgraded
- Stock price of $0.95 at 2/12/10 and 6.8x P/E (ttm)
- Multiple embedded options to fuel a return to 2008/2009 sales and margin levels
  - Still River Systems: pending FDA clearance
  - GT Solar: return of the PV market
  - Nuclear renaissance: Rebuild and new build
  - Alternative energy/clean tech growth opportunities

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing



Contact Information

TechPrecision Corp.

Richard Fitzgerald, CFO

Bella Drive

Westminster, MA 01473

Tel: (610) 246-2116

Fitzgeraldr@techprecision.com

www.techprecision.com

Hayden IR

Brett Maas

Phone: 646-536-7331

Email: brett@haydenir.com

or

Cameron Donahue

Phone: 651-653-1854

Email: cameron@haydenir.com

TECHPRECISION
CORPORATION
Excellence in Precision Manufacturing



Thank you!

TECHPRECISION CORPORATION

  

http://www.techprecision.com